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                                                                   Exhibit 10.11

        SCHEDULE TO FORM OF MEDITRUST WORKING CAPITAL ASSURANCE AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

----------------------------- ----------------------------- ---------------------------- ----------------------------
Facility Location             Lessee                        Location of Premises         Amount of Promissory Note
----------------------------- ----------------------------- ---------------------------- ----------------------------
Hendersonville,               TC Realty of                  Hendersonville, Sumner       $128,550
TN                            Hendersonville, Inc.          County, Tennessee
----------------------------- ----------------------------- ---------------------------- ----------------------------
Knoxville,                    TC Realty of Knoxville, Inc.  Knoxville, Knox County,      $297,000
TN                                                          Tennessee
----------------------------- ----------------------------- ---------------------------- ----------------------------
Kingsport,                    TC Realty of Kingsport, Inc.  Kingsport, Sullivan          $123,600
TN                                                          County, Tennessee
----------------------------- ----------------------------- ---------------------------- ----------------------------
Chesterfield,                 TC Realty of Chesterfield,    Chesterfield County,         $175,050
VA                            Inc.                          Virginia
----------------------------- ----------------------------- ---------------------------- ----------------------------